UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2010

SUSTAINABLE ENVIRONMENTAL TECHNOLOGIES CORPORATION
(Exact name of Registrant as specified in its charter)

California	000-254888	33-0230641
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2377 W. Foothill Blvd., Suite #18, Upland, CA 91786
(Address of principal executive offices, including zip code)

(435) 608-1344
(Registrant's telephone number, including area code)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 2.01  Completion of Acquisition or Disposition of Assets

On July 7, 2010, Sustainable Environmental Technologies Corporation (the “Company”) completed its acquisition of Pro-Water LLC, a Colorado limited liability company since re-domiciled to Utah (“Pro-Water”). The Company reported the acquisition of the Pro-Water under Item 2.01 of Form 8-K filed with the Securities and Exchange Commission on July 9, 2010. The Company hereby amends such Form 8-K to provide certain financial statements required by Item 9.01 of Form 8-K with respect to Pro-Water and pro forma condensed combined financial information with respect to the Company’s acquisition of Pro-Water.

ITEM 9.01  Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

The audited financial statements of Pro-Water including notes thereto are filed as Exhibit 99.1 of this amended Current Report and include:

●	Balance Sheets as of June 30, 2010 and March 31, 2010,

●	Statements of Operations and Members Equity for the three months ended June 30, 2010 and the period from October 1, 2009 through March 31, 2010,

●	Statements of Cash Flows for the three months ended June 30, 2010 and the period from October 1, 2009 through March 31, 2010

(b) Pro forma financial information.

The following unaudited pro forma financial information including notes thereto is filed as a part of this amended Current Report and is attached as Exhibit 99.2:

●	Pro Forma Condensed Combined Balance Sheet as of June 30, 2010;

●	Pro Forma Condensed Combined Statement of Operations for the three months ended June 30, 2010; and

●	Pro Forma Condensed Combined Statement of Operations for the period from October 1, 2009 to March 31, 2010.

(d) Exhibits

Exhibit Number	Description

99.1	Audited Financial Statements listed in Item 9.01(a)

99.2	Unaudited Pro Forma Combined Financial Statements listed in Item 9.01(b)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sustainable Environmental Technologies Corporation

Dated: November 22, 2010	By:	/s/ Bob Glaser
Bob Glaser
Title: President